FICO-LTV
Grouping	Count	Total Current Balance	Average Current Balance	Percent of total Balance	Wtg Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFR	%PUD	% Owner Occupied	% Full Doc	% Limited Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 500-524 and LTV > 65	187	35,763,079.65	191,246.42	4.24	8.51	43.61	76.13	80.15	15.71	100	73.86	0.42	25.72	0	34.26	0.7	13.68	512
FICO 525-549 and LTV > 65	325	66,848,904.57	205,688.94	7.93	8.147	42.48	78.86	84.44	10.88	99.31	64.58	2.45	32.97	0	33.08	2.7	12.56	537
FICO 550-574 and LTV > 65	432	88,579,116.23	205,044.25	10.51	7.854	42.12	81.41	81.33	12.99	99.4	55.83	3.11	41.06	1.07	34.17	1.63	15.96	562
FICO 575-599 and LTV > 70	452	92,754,674.32	205,209.46	11.01	7.651	42.04	84.55	80.59	12.92	99.12	48.15	2.06	49.79	6.4	27.01	2.68	15.44	586
FICO 600-624 and LTV > 70	430	87,973,918.10	204,590.51	10.44	7.38	40.91	86.57	76.6	15.02	98.73	52.02	1.19	46.78	23.06	23.6	4.76	17.38	612
FICO 625-649 and LTV > 70	393	89,555,183.02	227,875.78	10.63	7.25	40.7	86.35	78.65	14.15	94.96	50.38	0.9	48.72	29.02	28.48	4.08	15.16	636
FICO 650-674 and LTV > 80	203	45,705,231.48	225,148.92	5.42	7.298	39.86	90.14	80.26	10.6	89.04	52.29	1.36	46.35	35.66	30.33	5.68	14.39	662
FICO 675-699 and LTV > 80	150	35,767,595.43	238,450.64	4.24	7.17	41.81	90.56	73.82	9.73	93.65	47.52	0.96	51.53	34.36	29.1	7.38	13.45	686
FICO 700-724 and LTV > 80	105	29,883,177.22	284,601.69	3.55	6.984	41.18	90.57	81.55	9.02	92.65	44.97	0.96	54.07	37.54	40.44	8.96	5.73	711
FICO 725-749 and LTV > 85	46	12,170,345.38	264,572.73	1.44	6.972	39.68	91.65	72.82	6.61	95.38	47.15	0	52.85	40.51	42.87	11.54	6.28	735
FICO 750-774 and LTV > 85	32	9,810,500.67	306,578.15	1.16	7.292	42	92.91	67.21	5.58	91.16	26.21	0	73.79	27.53	34.54	17.6	4.92	761
FICO 775-799 and LTV > 85	15	3,500,696.54	233,379.77	0.42	7.453	43.11	94.76	81.52	18.48	86.51	45.24	0	54.76	30.57	12.65	0	19.56	786
FICO >=800 and LTV > 85	2	674,000.00	337,000.00	0.08	7.091	38.55	95.19	100	0	100	51.93	0	48.07	0	51.93	0	0	810
Total:	2,772	598,986,422.61	216,084.57	71.08	7.578	41.56	84.95	79.5	12.57	96.86	53.28	1.6	45.12	16.97	30.34	4.15	14.3	609

DTI-LTV
Grouping	Count	Total Current Balance	Average Current Balance	Percent of total Balance	Wtg Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFR	%PUD	% Owner Occupied	% Full Doc	% Limited Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
LTV 60.00 64.99 and DTI >= 50	20	3,926,301.69	196,315.08	0.47	8.154	53.06	62.01	75.68	18.33	100	71.45	0	28.55	5.35	25.28	6.67	11.98	558
LTV 65.00 to 69.99 and DTI >= 50	25	5,571,531.41	222,861.26	0.66	7.728	52.87	67.61	64.56	20.28	100	71.67	0	28.33	5.38	50.06	0	13.65	568
LTV 70.00 74.99 and DTI >= 50	38	9,246,523.10	243,329.56	1.1	7.226	52.54	72.17	91.79	6.26	98.11	67.15	0	32.85	2.61	61.09	2.7	2.16	584
LTV 75.00 79.99 and DTI >= 50	45	9,670,285.72	214,895.24	1.15	7.446	52.55	77.19	72.15	15.23	99.26	71.95	1.82	26.23	0	28.4	4.54	22.33	588
LTV 80.00 84.99 and DTI >= 50	64	14,672,082.99	229,251.30	1.74	7.424	52.08	80.7	65.56	19.76	93.49	83.55	0	16.45	4.73	45.57	2.7	8.28	589
LTV 85.00 89.99 and DTI >= 50	41	9,581,167.87	233,687.02	1.14	7.08	52.14	86.41	87.42	8.61	96.32	92.66	1.89	5.45	23.89	42.53	2.25	13.1	615
LTV 90.00 94.99 and DTI >= 50	32	6,316,418.75	197,388.09	0.75	7.503	51.65	90.42	76.7	16.49	98.76	95.63	0	4.37	0	36.11	3.02	6.76	603
LTV 95.00 99.99 and DTI >= 50	11	2,292,884.82	208,444.07	0.27	7.196	51.5	95	64.86	35.14	100	100	0	0	0	0	0	6.09	660
LTV >= 100 and DTI >= 50	3	620,490.42	206,830.14	0.07	8.005	50.52	100	36.42	63.58	100	80.5	0	19.5	0	0	0	0	689
Total:	279	61,897,686.77	221,855.51	7.35	7.424	52.28	79.11	75.26	15.94	97.36	80.67	0.58	18.75	6.03	40.74	2.83	10.7	593

DTI-FICO
Grouping	Count	Total Current Balance	Average Current Balance	Percent of total Balance	Wtg Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFR	%PUD	% Owner Occupied	% Full Doc	% Limited Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
DTI 20.00 24.99 and FICO < 525	17	2,344,528.21	137,913.42	0.28	7.991	23.12	68.45	82.7	11.07	100	70.66	0	29.34	0	5.97	0	23.47	514
DTI 25.00 29.99 and FICO < 550	55	8,550,037.20	155,455.22	1.01	8.495	27.7	73.2	80	12.62	95.73	67.96	3.56	28.47	0	9.48	0	13.68	530
DTI 30.00 34.99 and FICO < 575	125	21,539,329.82	172,314.64	2.56	8.104	32.74	72.65	86.21	10.49	98.12	58.64	0.76	40.6	0	27.16	0	14.99	543
DTI 35.00 39.99 and FICO < 600	283	51,439,574.36	181,765.28	6.1	7.896	37.75	75.38	81.39	15.72	98.84	57.2	2.49	40.31	4.02	30.81	3.05	12.73	555
DTI 40.00 44.99 and FICO < 625	491	101,334,999.08	206,384.93	12.03	7.721	42.58	77.02	81.1	11.84	99.38	46.5	2.5	51	9.13	35.46	3.97	14.04	571
DTI 45.00 49.99 and FICO < 650	827	187,132,715.42	226,278.98	22.21	7.662	47.78	79.4	79.91	12.46	98.38	49.33	1.81	48.86	10.76	39.08	3.51	14.01	583
DTI 50.00 54.99 and FICO < 675	289	60,148,627.44	208,126.74	7.14	7.554	52.31	75.32	78.6	13.99	98.53	79.6	0.59	19.81	2.96	40.59	3.26	12.19	572
DTI >= 55.00 and FICO < 700	2	162,108.60	81,054.30	0.02	8.722	58.04	84.82	51.77	0	51.77	100	0	0	0	0	0	0	600
Total:	2,089	432,651,920.13	207,109.58	51.34	7.729	44.72	77.28	80.5	12.81	98.62	54.77	1.85	43.37	7.68	36.09	3.26	13.7	572

Limited/Stated Documents
Grouping	Count	Total Current Balance	Average Current Balance	Percent of total Balance	Wtg Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFR	%PUD	% Owner Occupied	% Full Doc	% Limited Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 500 524	78	16,301,752.97	208,996.83	1.93	9.009	41.56	66.04	90.63	2.84	98.65	0	6.54	93.46	0	59.64	2.33	11.35	513
FICO 525 549	152	33,801,917.02	222,381.03	4.01	8.423	41.86	69.5	80.54	12.48	98.92	0	5.8	94.2	0	44.38	4.95	13.37	537
FICO 550 574	230	48,598,984.51	211,299.93	5.77	8.016	41.06	75.31	82.96	11.05	99.18	0	6.06	93.94	0.68	42.56	4.93	18.77	563
FICO 575 599	255	59,964,658.23	235,155.52	7.12	7.782	42.44	79.45	84.86	11.77	99.36	0	3.89	96.11	2.4	37.17	4.71	16.89	585
FICO 600 6254	242	53,850,851.77	222,524.18	6.39	7.468	41.08	79.06	78.16	12.12	97.98	0	3.86	96.14	22.89	38.53	7.25	17.71	612
FICO 625 649	227	52,811,896.09	232,651.52	6.27	7.424	40.58	81.86	74.27	13.98	93.78	0	1.52	98.48	29.19	35.09	4.98	17.66	636
FICO 650 674	151	35,208,276.11	233,167.39	4.18	7.325	40.18	82.5	78.26	9.67	88.48	0	2.43	97.57	39.77	36.12	9.26	16.83	662
FICO 675 699	137	34,246,753.76	249,976.30	4.06	7.148	39.92	82.53	73.75	6.48	90.85	0	1	99	34.2	42.25	8.65	10.93	687
FICO 700 7254	98	27,020,606.03	275,720.47	3.21	6.952	40.38	83.64	78.45	8.07	89.5	0	1.06	98.94	44.76	54.33	8.16	8.18	712
FICO 725 749	67	19,080,351.26	284,781.36	2.26	6.732	41.38	81.26	61.98	6.19	86.18	0	0	100	43.49	54.86	9.36	8.93	735
FICO 750 774	39	11,931,896.32	305,946.06	1.42	7.093	40.78	85.7	63.52	6.45	87.66	0	0	100	31.56	52.1	16.58	5.82	760
FICO 775 799	13	3,538,177.23	272,167.48	0.42	7.113	36.88	77.3	66.9	23.91	88.5	0	11.02	88.98	50.65	45.82	0	13.96	782
FICO >= 800	1	324,000.00	324,000.00	0.04	7.2	30.14	90	100	0	100	0	0	100	0	0	0	0	813
Total:	1,690	396,680,121.30	234,721.97	47.08	7.596	41.03	78.9	78.31	10.49	94.89	0	3.29	96.71	20.46	42.14	6.56	14.94	624

IO Loans
Grouping	Count	Total Current Balance	Average Current Balance	Percent of total Balance	Wtg Avg GWAC	Wtd Avg DTI	Wtd Avg LTV	% SFR	%PUD	% Owner Occupied	% Full Doc	% Limited Doc	% Stated Doc	% IO	%CA	%NY	%FL	WA FICO
FICO 550 - 574	4	946,000.00	236,500.00	0.11	7.629	45.8	75.46	100	0	100	65.12	0	34.88	100	61.31	0	0	565
FICO 575 - 599	38	7,809,347.48	205,509.14	0.93	7.065	41.67	79.18	72.8	25.05	100	81.57	7.38	11.05	100	29.05	0	9.63	588
FICO 600 - 624	104	25,394,724.13	244,180.04	3.01	7.046	41.04	79.94	74.29	16.64	100	51.46	3.1	45.44	100	41.19	4.78	16.96	613
FICO 625 - 649	113	30,609,343.70	270,879.15	3.63	7.045	40.18	81.99	75.27	16.87	100	49.64	0	50.36	100	43.58	1.19	11.59	637
FICO 650 - 674	94	24,380,474.43	259,366.75	2.89	6.987	39.68	82.86	79.24	10.28	100	42.56	0	57.44	100	44.89	4.02	12.35	662
FICO 675 - 699	75	21,626,435.01	288,352.47	2.57	6.752	40.59	83.1	68.88	7.67	99.66	45.84	1.58	52.58	100	55.32	2.96	5.79	687
FICO 700 - 724	57	19,676,057.68	345,193.99	2.34	6.54	39.56	82.04	74.58	10.55	100	38.53	0	61.47	100	71.5	1.69	1.92	711
FICO 725 - 749	45	14,685,910.38	326,353.56	1.74	6.436	40.77	78.68	71.52	11.9	100	43.5	0	56.5	100	63.81	8.01	4.95	736
FICO 750 - 774	24	7,444,306.00	310,179.42	0.88	6.584	41.21	77.39	81.75	8.32	100	49.41	0	50.59	100	59.57	3.39	3.99	761
FICO 775 - 799	12	3,662,676.98	305,223.08	0.43	6.465	37.59	73.73	55.04	36.09	100	51.07	10.65	38.28	100	50.27	0	8.73	786
FICO 800 >=	1	495,500.00	495,500.00	0.06	5.24	43.8	45.05	100	0	100	100	0	0	100	100	0	0	804
Total:	567	156,730,775.79	276,421.12	18.6	6.839	40.38	80.94	74.35	13.58	99.95	48.2	1.34	50.46	100	50.89	3.16	9.31	669

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